UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2017

SANGAMO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-30171	68-0359556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Canal Blvd	Richmond, California 94804
(Address of Principal Executive Offices)	(Zip Code)

(510) 970-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 26, 2017, Sangamo Therapeutics, Inc. (the “Company”) entered into the Amended and Restated At-the-Market Offering Program Sales Agreement (the “Amended Sales Agreement”) with Cowen and Company, LLC (the “Agent”), pursuant to which the Company may issue and sell from time to time up to $75.0 million of common stock, par value $0.01 per share, through Cowen as the sales agent. The Amended Sales Agreement amends and restates in its entirety and supersedes the Sales Agreement dated December 7, 2016 between the Company and the Agent (the “Original Agreement”), and provides that the sales of shares of common stock under the Amended Sales Agreement, if any, will be made following the effectiveness of a registration statement on Form S-3 filed by the Company on May 26, 2017.

Sales of the common stock, if any, will be made at market prices by any method that is deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act, as amended, including sales made directly on The NASDAQ Global Market and any other trading market for the common stock, and sales to or through a market maker other than on an exchange. In addition, with our prior written consent, Cowen may also sell our common stock in negotiated transactions. The Company agreed to pay Cowen a commission rate of 3.0% of the gross proceeds from the sales of common stock sold pursuant to the terms of the Amended Sales Agreement. The Company and Cowen each have the right, by giving written notice as specified in the Amended Sales Agreement, to terminate agreement in each party’s sole discretion at any time.

The foregoing description of the Amended Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.

1.1	Amended and Restated Sales Agreement, date May 26, 2017 between the Company and Cowen.

5.1	Opinion of Morgan, Lewis & Bockius, LLP.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

By:	/s/ Kathy Yi
Name: Kathy Yi
Title: Senior Vice President and Chief Financial Officer

Dated: May 26, 2017